                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [ ]

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[ ] Preliminary Proxy Statement             [ ] CONFIDENTIAL, FOR USE OF THE
COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                          FLAGSHIP ADMIRAL FUNDS INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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(1) Title of each class of securities to which transaction applies:

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
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previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

                 THE GOLDEN RAINBOW A JAMES ADVISED MUTUAL FUND

May 29, 1998

DEAR SHAREHOLDER:

We are pleased to invite you to attend a special meeting of shareholders of The Golden Rainbow A James Advised Mutual Fund (the "Fund"), a series of Flagship Admiral Funds Inc., to be held in the offices of John Nuveen & Co. Incorporated, One Dayton Centre, Suite 600, One South Main Street, Dayton, Ohio, on June 11, 1998 at 11:00 a.m. (Eastern Time).

At this meeting, you will be asked to approve a proposal that would permit your Fund's portfolio manager, James Investment Research, Inc. ("James"), to assume full management responsibility for Fund operations. The proposal would achieve this by transferring all of the assets of your Fund through a tax-free reorganization into a series of the newly-organized James Advantage Funds, called The Golden Rainbow Fund (the "New Fund"), that is sponsored and managed solely by James.

The New Fund will be substantially identical to your Fund in its philosophy, investment objectives and policies and day-to-day portfolio management. In addition, upon approval and completion of the reorganization, the number of shares you own will not change and the New Fund's net asset value per share will be the same as your Fund's net asset value per share on that date.

The Board of Directors of your Fund has unanimously agreed that this proposal is in the best interest of shareholders and urges you to vote in favor of the proposal. The reorganization of the Fund is anticipated to provide the Fund's shareholders:

- Assumption by James of full Fund management responsibility

- Retention of the Fund's core portfolio strategies

- Preservation of the Fund's local orientation

- Initial reduction in annual Fund operating expenses

- No tax implications

At the meeting, you will also be asked to ratify the selection of the New Fund's board of trustees and to ratify certain investment restrictions of the New Fund to provide James with greater flexibility to respond to market changes in its management of the New Fund.

The enclosed proxy statement describes the proposals in greater detail.

Whether or not you plan to join us at the meeting, please complete, date and sign your proxy card and return it in the enclosed envelope so that your vote will be counted. No postage is required if mailed in the United States.

We appreciate your continued support and confidence.

Very truly yours,

/s/Tim Schwertfeger                       /s/F.E. James

Timothy R, Schwertfeger                        Frank E. James Ph.D.
Chairman of the Board                          Chairman of the Board
Flagship Admiral Funds Inc.                    James Investment Research, Inc.

                          FLAGSHIP ADMIRAL FUNDS INC.

                 THE GOLDEN RAINBOW A JAMES ADVISED MUTUAL FUND

                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 JUNE 11, 1998

A Special Meeting of Shareholders of The Golden Rainbow A James Advised Mutual Fund (the "Fund"), which is a series of the Flagship Admiral Funds Inc. (the "Admiral Funds"), a Maryland corporation, will be held in the offices of John Nuveen & Co. Incorporated, One Dayton Centre, Suite 600, One South Main Street, Dayton, Ohio on June 11, 1998 at 11:00 a.m., (Eastern Time) for the following purposes:

1. To approve an Agreement and Plan of Reorganization and Liquidation by and between The James Advantage Funds, an Ohio Business Trust (the "James Trust"), on behalf of its series to be named "The Golden Rainbow Fund" (the "New Fund"), and the Admiral Funds, on behalf of the Fund, that provides for the tax-free reorganization of the Fund that will be effected by (i) transferring all of the Fund's assets to the New Fund, in exchange for the New Fund assuming all of the Fund's liabilities and duties and issuing to the Fund the number of shares of the New Fund equal to the number and value of shares of the Fund; (ii) the Fund distributing to each of its shareholders the number of New Fund shares (including fractional shares) equal in number and value to the shares held by each Fund shareholder; and
     (iii) the cancellation of the outstanding shares of the Fund and the subsequent termination of the Fund.

2.   To ratify certain of the New Fund's investment restrictions.

3. To ratify the selection of four trustees to the Board of Trustees of the James Trust.

4.   To transact such other business as may properly come before the Meeting.

Shareholders of record at the close of business on April 20, 1998 are entitled to notice of and to vote at the meeting.

Gifford R. Zimmerman
Secretary

May 29, 1998

                          FLAGSHIP ADMIRAL FUNDS INC.

                 THE GOLDEN RAINBOW A JAMES ADVISED MUTUAL FUND

                                PROXY STATEMENT

                     FOR A SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 11, 1998

INTRODUCTION

This proxy statement is solicited by the Board of Directors (the "Board") of the Flagship Admiral Funds Inc. (the "Admiral Funds") for voting at the special meeting of shareholders of The Golden Rainbow A James Advised Mutual Fund (the "Fund") to be held at 11:00 a.m. (Eastern Time) on June 11, 1998, in the offices of John Nuveen & Co. Incorporated, One Dayton Centre, Suite 600, One South Main Street, Dayton, Ohio and at any and all adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This proxy statement was first mailed to shareholders on or about May 29, 1998.

Each share of the Fund is entitled to one vote on each matter submitted to a vote of the shareholders at the Meeting; no shares have cumulative voting rights.

Each valid proxy will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted FOR each Proposal. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Fund or by voting in person at the time of the Meeting.

Proposal 1 (the reorganization of the Fund) requires the affirmative vote of two-thirds of the outstanding shares of the Fund. Proposal 2 (ratification of certain of the New Fund's investment restrictions) requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940 (the "1940 Act") means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund. Proposal 3 (ratification of the selection of trustees) requires a majority of the votes cast. Because Proposals 2 and 3 are dependent upon shareholder approval of Proposal 1, shareholder approval of Proposals 2 and 3 without shareholder approval of Proposal 1 will have no effect.

The By-Laws of the Admiral Funds provide that the presence at a shareholder meeting in person or by proxy of at least a majority of the shares of the Fund entitled to vote constitutes a quorum. Thus, the Meeting for the Fund could not take place on its scheduled date if less than a majority of the shares of the Fund were represented. If, by the time scheduled for the Meeting, a quorum of shareholders of the Fund is not present or if a quorum is present but sufficient votes in favor of each Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further soliciting of proxies from shareholders of the Fund. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present (in person or by proxy) at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the Fund shareholders.

In tallying shareholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. Broker non-votes and abstentions will be counted for quorum purposes for all three proposals. On Proposals 1 and 2, abstentions and broker non-votes will have the effect of being counted as voted against these Proposals. On Proposal 3, abstentions and broker non-votes will have no effect.

There were 7,220,154 shares of common stock of the Fund outstanding on April 20, 1998 (the "Record Date"), all of which were Class A Shares. Shareholders of record on the Record Date are entitled to vote on all business of the Meeting or any adjournments thereof. Each share is entitled to one vote. As of the Record Date, to the knowledge of the Fund, Citizens Federal, F.S.B. One Citizens Federal Centre, Dayton, Ohio 45402, ("Citizens Federal") held of record, as trustee, investment agent or custodian, 6,693,857 shares of the Fund or 92.7% of the outstanding shares of the Fund and, as a result, may be deemed to control the Fund. It is anticipated that the shares controlled by Citizens Federal will be voted in favor of each

Proposal unless the beneficial owners of such shares affirmatively instruct Citizens Federal otherwise. As of April 20, 1998, Dr. Frank E. James, President of James Investment Research, Inc. ("James") beneficially owned 6.43% of the outstanding shares of the Fund, which includes shares owned by various entities, including corporate and pension plan accounts which Dr. James may control.

PROPOSAL I.  THE REORGANIZATION OF THE FUND

Shareholders are being asked to consider approval of an Agreement and Plan of Reorganization and Liquidation (the "Plan") between the Fund and a series of The James Advantage Funds that will adopt the name "The Golden Rainbow Fund" (the "New Fund"). Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, which is attached as Appendix A to this proxy statement.

The James Advantage Funds (the "James Trust") was established pursuant to an Agreement and Declaration of Trust, dated August 29, 1997 under the laws of the State of Ohio. As of the date of this proxy statement, the James Trust has filed a registration statement under the Securities Act of 1933 with the U.S. Securities and Exchange Commission. It is anticipated that, at the time of the consummation of the Plan, the New Fund will be the only series of the James Trust. It is further anticipated that the New Fund will commence operations shortly after the approval of the Plan by the Fund's shareholders and the James Trust Board of Trustees, and simultaneously with the reorganization of the Fund into the New Fund (the "Reorganization").

James is the investment adviser to the Fund (the "Investment Adviser") pursuant to an Investment Advisory Agreement among Flagship Financial, Inc., James and the Fund, dated May 30, 1991, (the "Investment Advisory Agreement"), as subsequently continued and assigned pursuant to an assignment and assumption agreement dated January 1, 1997 between Flagship Financial, Inc. ("Flagship") and Nuveen Advisory Corp. ("Nuveen Advisory"). As Investment Adviser, James has had the primary responsibility for the day-to-day portfolio management of the Fund, with complete investment discretion for making investment decisions for the Fund's portfolio, subject to the supervision of the Board and the authority of Nuveen Advisory to assure compliance with applicable law and the Fund's investment objectives and policies. Nuveen Advisory is the manager of the Fund pursuant to a Management Agreement between Nuveen Advisory and the Fund, dated January 1, 1997 (the "Management Agreement"). Under the Management Agreement, Nuveen Advisory has the responsibility to supervise the purchase and sale of securities, and provide supervisory and corporate administrative services to the Fund.

James will be the investment adviser to the New Fund and will be responsible for the day-to-day management of the business and affairs of the New Fund, as well as the management of the New Fund's portfolio.

REASONS FOR THE REORGANIZATION

The Fund is a balanced fund that grew out of a bank common trust fund at Citizens Federal whose assets were managed by James, which Citizens Federal decided to convert into a mutual fund in 1991. At that time, Citizens Federal and James arranged with Flagship to create the Fund as a series of the Admiral Funds, and to have Flagship and its affiliates serve as adviser and distributor for the Fund. John Nuveen & Co. Incorporated ("Nuveen") and its affiliates assumed responsibility for serving as the Fund's adviser, sponsor and principal underwriter effective January 1, 1997 upon the acquisition by The John Nuveen Company, Nuveen's parent company, of Flagship Resources Inc., the parent company of Flagship.

The Fund is distributed primarily in the southwest Ohio region through Citizens Federal's trust department and its broker-dealer affiliates, and its philosophy, investment objectives and policies and portfolio strategies are tailored to the highly-localized nature of the Fund's shareholders and manner of distribution. Because of this, James has expressed a strong desire not only to continue to act as Investment Adviser to the Fund or its successor, but to serve as its sponsor and manage its overall affairs. James has also expressed the willingness to commit the necessary resources to continue the high level of management services currently provided to the Fund. Both Nuveen and James believe that the Fund's shareholders have a strong affinity for James as a local investment adviser and the Fund's portfolio manager since inception of the Fund. Nuveen Advisory has determined that because of the Fund's highly localized nature and duplication between the Fund and an existing Nuveen balanced mutual fund, continuing to provide management services to the Fund is inconsistent with Nuveen's long-term business plan.

Nuveen and James have been exploring the feasibility of various alternatives that would best serve the interests of the Fund's shareholders, as well as permit each firm to achieve its respective business objectives. Nuveen and James have concluded that the proposed reorganization of the Fund into the New Fund represents the most efficient and cost-effective way to permit James to assume sole responsibility for providing fund management services to shareholders of the Fund. In almost every respect, the New Fund will be identical to the Fund. The New Fund will have the identical investment objective as the Fund and, except for the few exceptions discussed below, will receive the same type of portfolio management services to which shareholders have grown accustomed.

To facilitate the Reorganization, which will effectively transfer management responsibility from Nuveen Advisory to James, Nuveen Advisory and James entered into a Transfer Agreement, dated April 30, 1998, whereby James agreed to pay Nuveen Advisory $500,000. James will pay Nuveen Advisory in three payments, two of which are due after consummation of the Plan and will be secured by sufficient collateral. Certain of the directors and officers of the Fund are employees or officers of Nuveen Advisory or Nuveen and may indirectly benefit from this transaction.

THE REORGANIZATION

The Reorganization contemplates that the Fund will transfer and deliver all of its assets to the New Fund, free and clear of all liens and, in exchange, the New Fund will agree to assume all of the debts, obligations, duties and liabilities, if any, of the Fund and to issue and deliver to the Fund the number of shares of the New Fund ("New Fund Shares") equal to the aggregate number and value of shares (including fractional shares) of the Fund of the class designated Class A then outstanding ("Fund Shares"). Thereafter, the Fund will liquidate, and distribute to its shareholders, New Fund Shares received by the Fund equal in number and value to the number of Fund Shares then owned by a shareholder, in exchange for and in cancellation of the shareholder's Fund Shares.

The liquidation and distribution will be accomplished by opening accounts on the books of the New Fund in the names of the shareholders of the Fund and transferring to each account the number of New Fund Shares equal to the number and value of Fund Shares owned of record by the shareholder at the time of distribution. Shareholders holding certificates representing shares of the Fund will receive shares of the New Fund following the transactions contemplated by the Plan, but will not receive new certificates.

If approved by shareholders of the Fund, it is expected that the Plan will become effective and the reorganization of the Fund into the New Fund will be completed at 4:00 p.m., Chicago time, on June 26, 1998, but it may be made effective at a different time, as agreed to by the Fund and the New Fund.

SIMILARITIES BETWEEN THE FUND AND THE NEW FUND

The discussion below is a summary of the similarities between the funds. A discussion of the primary differences between the funds can be found in Proposal 2 below.

Investment Objectives and Strategies. The Fund and the New Fund have substantially identical investment objectives. Each seeks to provide total return through a combination of growth and income, and preservation of capital in declining markets. The Reorganization will cause the entire portfolio of securities held by the Fund to be transferred to the New Fund. James has stated that it will not undertake any change to the portfolio, except in the ordinary course of its responsibilities as investment adviser to the New Fund.

James has indicated that the investment strategy that it will execute on behalf of the New Fund will be substantially identical to the one that it currently provides to the Fund. For example, the Fund invests, and the New Fund will invest, primarily in equity and/or debt securities that James believes are undervalued. Each fund seeks to provide total return in excess of the rate of inflation over a three to five year time period. When selecting equity securities, James focuses on value, neglect or a limited following by Wall Street analysts, as well as management commitment and will assess various fundamental factors of each equity security. Under normal circumstances, James invests the assets of the Fund and will invest the assets of the New Fund in both debt and equity securities, and may hold up to 90% of the New Fund's assets in either debt or equity securities. The fixed income portion of the New Fund will consist primarily of U.S. government securities or high grade corporate bonds, the same securities that comprise the fixed income portion of the Fund. When James believes that interest rates will fall, it may extend maturities in anticipation of capital appreciation in the bonds held by the Fund and anticipates doing the same for the New Fund. If James believes that interest rates will rise, it expects to seek capital preservation through the purchase of shorter term bonds. Both funds are limited in holdings of debt securities to issues rated at the time of purchase, "A" or better by either Moody's Investor Services, Inc. or Standard & Poor's Rating

Group. Both funds may invest in foreign securities, either directly in foreign issuers, or indirectly in mutual funds investing in foreign securities and in dollar denominated obligations. Each fund may also invest in money market instruments, repurchase agreements and "when issued" securities. Finally, for hedging purposes, each fund may invest in a variety of options and futures contracts and invest in other derivative instruments.

Shares. Shareholders' shares of either fund represent an equal proportionate interest in the assets owned by, and the liabilities of that fund. As such, a shareholder's share of either fund is entitled to dividends and distributions when and as declared on shares by their respective boards and to equal rights per share in the event of liquidation.

Classes of Shares. Each of the funds is authorized to offer four classes of shares: Class A, Class B, Class C and Class R. Currently, the Fund offers Class A shares only and it is anticipated that the New Fund will initially only offer Class A shares. The public offering price of each of the funds' Class A shares is equal to net asset value plus an initial sales charge that is a variable percentage of the offering price depending on the amount of the sale. Each fund currently imposes a minimum sales charge of 4.20% on purchases. (No sales charges will be assessed in connection with the Reorganization.) For further information on the fees and expenses of each fund, please refer to the section below entitled Comparative Fees and Expenses.

The Fund currently is, and the New Fund will be, offered to individuals or entities that are customers of a securities dealer affiliated with Citizens Federal or trust customers of Citizen Federal. In January 1998, Citizens Federal entered into an agreement with Fifth Third Bancorp ("Fifth Third") in which Citizens Federal agreed to merge with Fifth Third in the second quarter of 1998. If that transaction is consummated, the New Fund may permit shares to be purchased directly from the New Fund and may permit the conversion of Citizen Federal accounts to individual accounts.

Shareholder Voting Rights. Neither fund is required to hold annual shareholder meetings, unless so required by the 1940 Act. However, shareholder meetings for either fund are required to be called for various purposes, such as electing or removing directors/trustees (although directors/trustees may be elected to fill vacancies by the Board of Directors/Trustees without a vote of shareholders, subject to certain restrictions in the 1940 Act), changing fundamental investment policies, approving or disapproving an investment advisory contract and ratifying or rejecting the selection of different auditors. On any matter submitted to a vote of shareholders, shares are voted in the aggregate and not by series, except when voting is required by the 1940 Act or other applicable law.

Each fund provides that a meeting of shareholders shall be called upon the written request of shareholders representing 25% of the outstanding shares of the Admiral Funds/James Trust. The organizational documents of each fund provide that the presence at a shareholder meeting in person or by proxy of the holders of at least a majority of the shares entitled to be voted at the meeting constitutes a quorum. Each fund also requires that a plurality of the votes cast to elect directors/trustees.

Liability of Shareholders. Under the state laws applicable to both funds, shareholders have no personal liability for their acts or obligations.

Liability of Directors and Trustees. The Board of Directors/Trustees of each fund will be indemnified against liabilities and expenses incurred in connection with the defense or disposition of any proceeding in which they are involved by reason of their position, except that they are not indemnified against liabilities or expenses arising from their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. Each fund permits the advancement of money for these expenses.

Involuntary Redemption. The organizational documents of each fund permit the funds to redeem shares in an account (with certain caps), if at any time the shares in the account do not have at least a minimal value as set by the Board of Trustees/Directors. The Declaration of Trust of the James Trust also authorizes the James Trust to redeem shares under certain other circumstances as may be specified by its Board of Trustees.

BACKGROUND INFORMATION ON THE FUND AND THE NEW FUND

As an Ohio Business Trust, the James Trust's operations are governed by its Declaration of Trust and bylaws and by Ohio law, rather than by the articles of incorporation and bylaws of the Fund and Maryland law. Shareholders of the Fund entitled to vote at the Meeting may obtain copies of the James Trust Declaration of Trust and bylaws, and the Fund's charter and bylaws, without charge, upon written request to the Secretary of either fund.

MANAGEMENT AGREEMENTS AND OPERATIONS OF THE FUND

Pursuant to the Management Agreement and subject to the general supervision of the Board, Nuveen Advisory manages the Fund, including providing general supervision of the purchase and sale of securities, and provides other supervisory and corporate administrative services to the Fund. In addition, Nuveen Advisory has the responsibility for: (i) assisting in supervising all aspects of the Fund's operations; (ii) providing the Fund with the services of persons to perform administrative and clerical functions and (iii) providing the Fund with adequate office space and related services.

As compensation for the services rendered by Nuveen Advisory, the Fund pays Nuveen Advisory a fee, computed daily and payable monthly, at an annual rate of 0.74% of the Fund's average daily net assets. Of this amount, Nuveen Advisory pays James 0.55% of the Fund's average daily net assets for its services as investment sub-adviser to the Fund. For the fiscal year ended June 30, 1997, the total expenses of the Fund and the fee paid to Nuveen Advisory, expressed as a percentage of average net assets on an annualized basis, were 1.09% and 0.74%, respectively. For more information on the fees and expenses of the Fund and the comparative expenses of the New Fund, see the section below entitled Comparative Fees and Expenses.

Pursuant to the Investment Advisory Agreement, James has complete investment discretion for making investments on behalf of the Fund, subject to the general supervision of the Board and the authority of Nuveen Advisory to assure compliance by James with applicable law and the Fund's investment objectives and policies. Investment decisions are made by a team of James' portfolio managers.

The Investment Advisory Agreement may be terminated on 60 days notice without penalty by the Fund, Nuveen Advisory or James, provided that the Fund or Nuveen Advisory may only terminate the Investment Advisory Agreement with the concurrence of a majority of the Board, including a majority of the independent directors of the Board.

The Fund has entered into a Distribution Agreement (the "Distribution Agreement") with Nuveen, pursuant to which Nuveen serves as the exclusive selling agent and distributor of the Fund's shares, and in that capacity makes a continuous offering of the Fund's shares and is responsible for all sales and promotion efforts.

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") which permits the Fund to pay for certain distribution and promotion expenses related to marketing its shares. The 12b-1 Plan authorizes the Fund to expend its moneys in an amount equal to the aggregate for all such expenditures to such percentage of the Fund's daily net asset value as may be determined from time to time by a majority of the Fund's disinterested directors. Nuveen has voluntarily waived any portion of its normally retained 12b-1 fee with regard to a service agreement it has entered into with Citizens Federal and limited its payments to $500 per month plus reimbursement of expenses and 12b-1 fees with regard to selling agreements with broker-dealers affiliated with Citizens Federal until notice to and approval by the Fund's Board is obtained for increased payments.

The maximum amount payable by the Fund under the 12b-1 Plan and related agreements on an annual basis is 0.40% of average daily net assets for the year. In the case of broker-dealers and others, such as banks, who have selling or service agreements with Nuveen or the Fund, the maximum amount payable to any recipient is 0.20% of the proportion of daily net assets represented by such person's customers. For the fiscal year ended June 30, 1997, the Fund paid $423,778 under the 12b-1 Plan and related agreements (Nuveen permanently waived $252,756 for the same period).

MANAGEMENT AGREEMENTS AND OPERATIONS OF THE NEW FUND

The New Fund has not commenced operations, but prior to the consummation of the Plan, James will purchase one share of the New Fund. As the sole shareholder, James will approve certain plans and agreements with third-party service providers necessary for the operation of the New Fund. Approval of shareholders of the Fund will not be sought. These plans and agreements are summarized below.

The New Fund has retained James to manage the New Fund's investments. As with the current management of the Fund, the investment decisions for the New Fund will be made by the same committee of James portfolio managers. The New Fund is authorized to pay James a management fee equal to an annual rate of 0.74% of its average daily net assets, but James has agreed to waive a portion of its fee, through June 30, 1999, to reduce the management fee to 0.65% of its average daily net assets. James has also agreed to reimburse expenses during that period to reduce other expenses to the New Fund to 0.10%. It is the intention of James to waive fees and/or reimburse expenses to maintain total annual expenses at or below 1.00% of its average daily net assets through June 30, 1999. For one year thereafter, James has agreed to waive fees and/or reimburse expenses to maintain total annual expenses at or below 1.09% of the New Fund's daily net assets.

The New Fund has retained Countrywide Fund Services, Inc., 312 Walnut Street, Cincinnati, Ohio 45202 ("Countrywide") to serve as administrator for the New Fund. Countrywide will receive a fee equal to an annual rate of 0.06% of the New Fund's daily net assets. Countrywide will also serve as Transfer Agent, dividend paying agent and shareholder service agent and CW Fund Distributors, Inc. will act as the principal distributor of the Fund's shares.

The New Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act for its Class A shares (the "New Fund 12b-1 Plan") which is essentially identical to the Fund's 12b-1 Plan, except that the level of expenditure by the New Fund is subject to change by the Board of Trustees of the James Trust. Expenditures pursuant to the New Fund 12b-1 Plan and related agreements will reduce current return after expenses.

The firm of Deloitte & Touche, LLP, 1700 Courthouse Plaza N.E., Dayton, Ohio 45202 has been selected as independent public accountants for the New Fund. Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been selected as custodian for the New Fund.

DESCRIPTION OF THE JAMES TRUST

The Declaration of Trust of the James Trust specifically authorizes a majority of the Board of Trustees to terminate the James Trust subject to a favorable vote of the majority of the outstanding voting securities of each series. A majority of the trustees of the James Trust may terminate any series of the James Trust if there are no outstanding shares of that series. The shares of beneficial interest of each authorized series of the James Trust are transferable shares without par value. The Declaration of Trust permits the trustees to issue an unlimited number of shares and to establish an unlimited number of series, all without shareholder approval. Currently, the New Fund is the only authorized series of the James Trust. The Declaration of Trust of the James Trust can be amended by the James Trust's Board of Trustees, except under circumstances when the amendment could adversely affect the rights of shareholders. Under those circumstances, the amendment must be approved by a vote of the shareholder's affected.

COMPARATIVE FEES AND EXPENSES

The table below compares the fees and expenses incurred by a Class A shareholder of the Fund with those expected to be incurred by an investor in the New Fund after the Reorganization. The amounts shown for the Fund are based on its expenses during its fiscal year ended June 30, 1997. The expenses shown for the New Fund are estimates and give effect to James' undertaking to limit the New Fund's expenses.

--------------------------------------------------------------------------------
                     FOR CLASS A SHARES                         FUND    NEW FUND
--------------------------------------------------------------------------------
Annual Expenses
(as a percentage of net assets)
Management Fees                                                 0.74%      0.65%(1)
12b-1 Fees                                                      0.25%      0.25%(2)
Other Expenses                                                  0.10%      0.10%(3)
                                                                ----    --------
Total Annual Expenses                                           1.09%      1.00%(4)
                                                                ----    --------

(1) Through June 30, 1999, James has agreed to waive a portion of its fee to reduce the management fee from 0.74% of the New Fund's daily net assets to 0.65%

(2) Because the New Fund will pay a 12b-1 fee, long-term investors in the New Fund may pay more over long periods of time in distribution expenses than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(3) Through June 30, 1999, James has agreed to reimburse Class A other expenses to the extent total New Fund other expenses exceed 0.10% of average net assets.

(4) It is the intention of James to waive fees and/or reimburse expenses to maintain total annual expenses at or below 1.00% of the New Fund's daily net assets until June 30, 1999. For the period July 1, 1999 through June 30, 2000, James has agreed to waive fees and/or reimburse expenses to maintain total annual expenses at or below 1.09% of the New Fund's daily net assets.

The following table illustrates the expenses on a $1,000 investment over various time periods for the Fund and the New Fund, assuming (1) a 5% annual rate of return, (2) redemption at the end of each time period, based on the fees and expenses shown above and (3) a maximum front-end sales load of 4.20%:

--------------------------------------------------------------------------------------------------------
                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------------------------
Fund                                                            $   53    $    75    $   100    $    169
New Fund                                                        $   52    $    73    $    95    $    159

Please note that the background information provided above for the Fund and the New Fund is only a summary and is not a complete description of all of the operations of either fund.

FEDERAL INCOME TAX CONSEQUENCES

It is anticipated that the transactions contemplated by the Plan will be tax-free for federal income tax purposes. Each of the funds will receive an opinion of Bell, Boyd & Lloyd, special counsel to the Fund, that under the Internal Revenue Code of 1986, the reorganization of the Fund into the New Fund pursuant to the Plan will not give rise to the recognition of income, deductions, gain or loss for federal income tax purposes to the Fund, the New Fund or the shareholders of the Fund. A shareholder's adjusted basis for tax purposes in shares of the New Fund after the Reorganization will be the same as the shareholder's adjusted basis for tax purposes in the shares of the Fund immediately before the Reorganization. The holding period of shares of the New Fund received by the shareholders of the Fund will include the holding period of shares of the Fund submitted in exchange therefor, provided that at the time of the exchange the shares of the Fund were held as capital assets.

INFORMATION ON JAMES

James was established in 1972 and is owned by Frank James, Ph.D. James is in the business of providing investment advice to institutional clients as well as individual clients including corporations, colleges, banks, hospitals, foundations, trusts, endowment funds and individuals. As of December 31, 1997, James managed approximately $872 million in client assets, of which approximately $146 million was Fund assets.

EXPENSES

The expenses related to the Plan will be borne by Nuveen Advisory and James. The shareholders of the Fund will not bear any expenses in connection with the consummation of the Plan or the solicitation of shareholders.

CONSIDERATION AND RECOMMENDATION OF THE DIRECTORS

The Board of Directors of the Fund met on March 26, 1998 and April 25, 1998 to consider and approve the Plan. At these meetings, the Board, including all of the directors who are not interested persons of the Fund or Nuveen Advisory (as that term is defined in the 1940 Act) voted to approve the Plan. The Board believes that the terms and conditions of the Plan are fair and in the best interests of the Fund's shareholders. In reaching their decision, the Board reviewed the Plan, the similarities between the Fund and the New Fund, the reasons behind the Plan and the anticipated treatment of the Fund's shareholders after they would become shareholders of the New Fund. The Board took into account that James has been responsible for the day-to-day portfolio management of the Fund and would continue to be so responsible for the portfolio management of the New Fund, that the investment objectives and strategies of each fund are substantially identical and that the projected expense ratio of the New Fund (including its management and distribution fee) immediately after the Reorganization will be lower than the Fund's historical expense ratio. Finally, the Board also considered that the Plan would be a tax-free reorganization for the Fund's shareholders and that shareholders would not bear any expenses in connection with consummation of the Plan.

The Board also considered the applicability of Section 15(f) of the 1940 Act to transactions contemplated by the Plan. As previously noted, James and Nuveen Advisory have agreed that the Reorganization is the most effective manner to transfer management responsibility of the Fund from Nuveen Advisory to James. The Reorganization may have the result of assigning the Management Agreement and the Investment Advisory Agreement that Nuveen Advisory has entered into. Section 15(f) permits an investment adviser to an investment company to receive compensation from the transfer or sale of its business, or a portion of its business, that causes an assignment of an investment advisory contract, provided certain conditions described below, are satisfied.

First, after the Reorganization, an "unfair burden" must not be imposed on the New Fund. The term "unfair burden" includes any arrangement during the two-year period after the Reorganization, whereby Nuveen Advisory or James receives any compensation, directly or indirectly from the New Fund or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of the New Fund, other than ordinary fees for bona fide advisory or other services. James has agreed not to take any action that would impose an unfair burden. Second, for three years after the Reorganization, at least 75% of the Board of Trustees of the James Trust must not be "interested persons" of James or Nuveen Advisory. The current composition of the Board of Trustees of the James Trust would satisfy this requirement. James also agreed that it will not take any action or cause the Board of Trustees of the James Trust to fail to satisfy this requirement.

          THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 1

PROPOSAL II.  RATIFICATION OF CERTAIN OF THE NEW FUND'S INVESTMENT RESTRICTIONS

Shareholders are being asked to ratify certain of the New Fund's investment restrictions, which will govern the New Fund's operations after the Reorganization is completed. The investment restrictions shareholders are being asked to ratify are substantively changed from the restrictions currently applicable to the Fund. The changed investment restrictions are designed to provide James with greater flexibility in its management of the New Fund. These changes can be divided into three categories: classification of certain investment restrictions by the New Fund as nonfundamental, although the Fund's corresponding restrictions are fundamental; omission or revision of certain investment restrictions the Fund has; and adoption by the New Fund of a new investment restriction.

Under the 1940 Act, a fund's investment restrictions are not required to be classified as "fundamental". A fundamental investment restriction may be changed only with shareholder approval. The New Fund will classify the following investment restrictions as nonfundamental; the Fund currently classifies its investment restrictions on these subjects as fundamental:

- The New Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the New Fund, except as may be necessary to effect certain borrowings.

- The New Fund will not purchase securities on margin.

- The New Fund will not effect short sales of securities.

- The New Fund will not invest more than 5% of its assets in securities that are restricted as to resale or otherwise illiquid (*currently, the Fund limits investments of illiquid securities to no more than 10% of its assets).

Approval of this proposal will permit the Board of Trustees of the James Trust to change these investment restrictions without the approval of the New Fund's shareholders. For example, the James Trust trustees could change the investment policies of the New Fund to permit the purchase of securities on margin or to permit short sales (subject to any applicable law or regulation). The Fund's investment restrictions on these matters are "fundamental", which means that a change in the restriction requires shareholder approval. The Fund's investment restrictions are not otherwise materially different from the New Fund's investment restrictions, except for the more stringent limit of 5% of its assets imposed by the New Fund on its investments in illiquid securities. If at any time in the future, the Board of Trustees of the James Trust approves a change in the New Fund's nonfundamental investment restrictions, shareholders will be given notice of such change prior to its implementation; however, if such a change were to occur, shareholders would not be asked to approve such a change.

The second category of changes is that certain investment restrictions of the Fund are not being adopted by the New Fund or have been revised. The investment restrictions that have been omitted are as follows:

- The Fund may not acquire securities of other investment companies (other than in connection with the acquisition of such companies) other than as permitted by law.

- The Fund may not purchase or retain the securities of any issuer any of whose officers, directors, or security holders is a director or officer of the Fund or of its investment adviser if or so long as the directors and officers of the Fund and of its investment adviser together own beneficially more than 5% of any class of securities of such issuer.

The first investment restriction discussed immediately above has not been included as an investment restriction for the New Fund because any transaction by the New Fund in these securities is specifically governed under the 1940 Act. Accordingly, the New Fund has not adopted this as a fundamental restriction because to do so would be superfluous. However, the limitations under which the New Fund will operate are identical to those governing the operations of the Fund. The second restriction noted above had been adopted by the Fund as required by state securities laws, which no longer apply to the Fund or the New Fund. That requirement was intended to prevent conflicts of interests in the management of mutual funds. Rather than requiring the New Fund to limit its investments if it adopted a similar investment restriction, the New Fund has adopted a Code of Ethics that imposes limits on the personal investments of the New Fund's officers, board members and other access persons.

The New Fund's investment restrictions on borrowing have been revised. Currently the Fund's fundamental policy permits the Fund to borrow amounts up to one third of its assets from banks for temporary liquidity purposes or to make additional portfolio investments, plus up to 5% to settle securities trades. The New Fund's fundamental policy permits the New Fund to borrow amounts up to one third of its assets from banks, plus up to 5% from banks or other persons for temporary purposes only. The New Fund currently intends to limit all borrowings to not more than 5% of its total assets.

Finally, the New Fund has adopted one new investment restriction:

- The New Fund will not invest 25% or more of its total assets in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

The New Fund's policy against concentrating investments in a single industry is fundamental.

In considering the Reorganization, the Board considered the potential added flexibility that the New Fund's investment restrictions could provide to James to respond to market, industry or regulatory changes and that James intends to manage the New Fund's portfolio in the same way that it has managed the Fund's portfolio.

          THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2

PROPOSAL III.  RATIFICATION OF THE SELECTION OF THE BOARD OF TRUSTEES OF THE
               JAMES TRUST

Four individuals have been appointed to serve as trustees of the James Trust. These individuals do not serve on the Board of the Admiral Funds. These trustees are experienced executives and professionals who will meet at regular intervals to oversee the activities of the James Trust and the New Fund. Each trustee has consented to serve on James Trust's board. Shareholders are being asked to ratify the selection of these individuals to serve as trustees to the James Trust.

The following table indicates the trustees of the James Trust:

----------------------------------------------------------------------------------------------------------
           NAME, AGE, ADDRESS AND                                 PRINCIPAL OCCUPATION
         POSITION(S) WITH THE TRUST                              DURING LAST FIVE YEARS
----------------------------------------------------------------------------------------------------------
*Barry R. James, CFA                          Executive Vice President, James Investment Research, Inc.
P.O. Box 8                                    (1985 to present); President, James Capital Alliance, Inc.,
Alpha, Ohio 45301                             Cincinnati, Ohio (1992 to Present).
Age: 41
President and Trustee

Anthony P. D'Angelo, Building 641             Professor, Graduate School of Logistics and Acquisition
Dept. of the Air Force                        Management, Air Force Institute of Technology,
2950 P Street                                 Wright-Patterson AFB, Ohio (1983 to present).
Wright-Patterson AFB Ohio 45433-7765
Age: 68
Trustee

----------------------------------------------------------------------------------------------------------
           NAME, AGE, ADDRESS AND                                 PRINCIPAL OCCUPATION
         POSITION(S) WITH THE TRUST                              DURING LAST FIVE YEARS
----------------------------------------------------------------------------------------------------------
Hazel L. Eichelberger                         Retired Senior Vice President, Citizens Federal Bank,
9438 Atchison Road                            Dayton, Ohio (1955 to 1997).
Dayton, Ohio 45458
Age: 61
Trustee

James F. Zid                                  Retired Partner, Ernst & Young, LLP, Columbus, Ohio (1968 to
1083 N. Collier Blvd.                         1993).
Marco Island, Florida 34145
Age: 64
Trustee

*Barry R. James is an "interested person" of the James Trust as defined in the 1940 Act, and of James. As of April 30, 1998, the officers and trustees of the James Trust beneficially owned, as a group, less than 1% of the outstanding shares of the Fund.

For three years, at least 75% of the trustees will not otherwise be affiliated with the James Trust, James or Nuveen Advisory. Each trustee of the James Trust will serve until he or she sooner dies, resigns, retires or is removed by a vote of the shareholders. A trustee of the James Trust can be removed (i) by shareholders holding not less than two-thirds of the shares then outstanding cast in person or by proxy at any meeting called for that purpose, (ii) by a written declaration signed by shareholders holding not less than two-thirds of the shares then outstanding and filed with the custodian of the James Trust, or
(iii) by at least two-thirds of the trustees of the James Trust.

The Board of Trustees of the James Trust has met only once, on May 4, 1998, to approve the Reorganization. Each of the trustees attended this meeting. There have been no other meetings of the Board of Trustees. The James Trust does not currently have a standing audit, nominating or compensation committee of the Board of Trustees. It is anticipated that each trustee who is not an interested person of the James Trust will receive $4,200 in total compensation from the James Trust for the fiscal year ending June 30, 1999. Barry R. James will not receive any compensation from the James Trust. It is further anticipated that no officer of the James Trust will receive any remuneration from the James Trust for the fiscal year ended June 30, 1999.

The following is a description of the other officer of the James Trust:

Thomas L. Mangan                               Vice President, James Investment Research,
P.O. Box 8                                     Inc.
Alpha, Ohio 45301                              (1994 to present); Senior Vice President,
Age: 48                                        Fuji
Treasurer and Secretary                        Securities, Inc., Chicago, Illinois (prior to
                                               1994).

          THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 3

II.  VOTING INFORMATION

Instructions for Executing the Proxy Card. The proxy card must be executed properly. The following general guide may help you choose the proper format for signing your form.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card.

Revocation Procedures. At any time before it has been voted, the enclosed proxy may be revoked by the signer by: (1) a written revocation received by the Fund's offices located at 333 West Wacker Drive, Chicago, Illinois 60606; (2) properly executing a later-dated proxy; or (3) attending the Meeting, requesting return of any previously delivered proxy and voting in person. Solicitation of proxies by personal interview, mail, telephone and telegraph may be made by officers and directors of the Admiral Funds, representatives of James and third-party solicitation agents. The cost for the solicitation of proxies shall be borne by Nuveen Advisory and James.

III.  OTHER MATTERS

The Board knows of no other matters that are intended to be brought before the meeting. If other matters are presented for action, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.

IV.  SHAREHOLDER PROPOSALS

The Admiral Funds is not required, and does not intend, to hold annual meetings of shareholders. Therefore, no date can be given by which a proposal by a shareholder for consideration at such a meeting must be submitted. Any such proposal should be submitted in writing to the Secretary of the Fund at its principal offices c/o John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606. After the Reorganization, shareholders of the New Fund can submit proposals in writing to the Secretary of the New Fund at its new offices at 1349 Fairground Road, Beavercreek, Ohio 45385. Upon submitting a proposal, the shareholder shall provide the New Fund with a written notice which includes the shareholder's name and address, the number of shares of the New Fund that such shareholder holds of record or beneficially, the dates upon which such shares were acquired, and documentary support for a claim of beneficial ownership.

A COPY OF THE FUND'S ANNUAL REPORT AND ITS MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO NUVEEN AT 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-621-7227.

By Order of the Board of Directors

Gifford R. Zimmerman
Secretary

May 29, 1998

                                                                      APPENDIX A

                             AGREEMENT AND PLAN OF
                         REORGANIZATION AND LIQUIDATION

                               TABLE OF CONTENTS

                                                                 PAGE
                                                                 ----

1.  TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR
    SHARES OF THE ACQUIRING FUND AND ASSUMPTION OF
    LIABILITIES, IF ANY; LIQUIDATION OF THE ACQUIRED FUND....     1

2.  CLOSING AND CLOSING DATE.................................     2

3.  REPRESENTATIONS AND WARRANTIES...........................     2

4.  COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND....     5

5.  CONDITIONS PRECEDENT TO OBLIGATIONS OF ADMIRAL FUNDS.....     6

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE JAMES TRUST...     7

7.  FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE JAMES
    TRUST AND ADMIRAL FUNDS..................................     8

8.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.................     9

9.  TERMINATION..............................................    10

10. AMENDMENT................................................    10

11. NOTICES..................................................    10

12. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT........    10

13. BROKERAGE FEES AND EXPENSES..............................    10

AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION ("Agreement") is made as of the 30th day of April, 1998 by and between the James Advantage Funds (the "James Trust"), an Ohio business trust on behalf of its sole series, which will adopt the name "The Golden Rainbow Fund" (the "Acquiring Fund") and Flagship Admiral Funds Inc., a Maryland corporation (the "Admiral Funds"), on behalf of its series, The Golden Rainbow A James Advised Mutual Fund (the "Acquired Fund"). The Acquiring Fund maintains its principal place of business at 1349 Fairground Road, Beavercreek, Ohio 45385. The Acquired Fund maintains its principal place of business at 333 West Wacker Drive, Chicago, Illinois 60606.

This Agreement is intended to be, and is adopted as, a plan of reorganization (the "Reorganization") pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The Reorganization will be effected by (i) transferring all of the Acquired Fund's assets to the Acquiring Fund, in exchange for the Acquiring Fund assuming all of the Acquired Fund's liabilities and duties and issuing to the Acquired Fund the number of shares of the Acquiring Fund equal to the number and value of shares of the Acquired Fund; (ii) the Acquired Fund distributing to each shareholder of the Acquired Fund, Acquiring Fund shares (including fractional shares) equal in number and value to the shares held by each Acquired Fund shareholder; and (iii) the cancellation of the outstanding shares of the Acquired Fund and the subsequent termination of the Acquired Fund. The cancellation of the outstanding shares of the Acquired Fund will be effected pursuant to an amendment to the charter of Admiral Funds to be adopted by Admiral Funds in accordance with the Maryland General Corporation Law.

In consideration of the covenants and agreements set forth herein, the parties covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR SHARES OF THE ACQUIRING FUND AND ASSUMPTION OF LIABILITIES, IF ANY; LIQUIDATION OF THE ACQUIRED FUND.

1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, transfer and deliver to the Acquiring Fund, as of the close of business on the Closing Date (the "Effective Time"), all of its assets as set forth in paragraph 1.2, free and clear of all liens and encumbrances, except as otherwise provided herein, and in exchange therefor the Acquiring Fund agrees (a) to assume all of the liabilities, if any, of the Acquired Fund, as set forth in paragraph 1.3 and (b) to issue and deliver to the Acquired Fund, for distribution to the Acquired Fund's shareholders in accordance with paragraph 1.4, the number of shares of the Acquiring Fund ("Acquiring Fund Shares") equal to the aggregate number and value of shares (including fractional shares) of the Acquired Fund of the class designated Class A then outstanding ("Acquired Fund Shares"), all determined in the manner and as of the date and time provided in paragraph
     2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the "Closing").

1.2 Except as otherwise provided herein, as of the Effective Time, the Acquiring Fund shall acquire the assets of the Acquired Fund (consisting without limitation of all cash, cash equivalents, portfolio securities, receivables (including interest and dividends receivable) and any deferred or prepaid expenses shown as assets) as set forth in the Statement of Net Assets referred to in paragraph 6.3 as of the Closing Date, claims and rights of action and rights to registered shares under applicable securities laws. The Acquired Fund has no plan or intent to sell or otherwise dispose of any of its assets, other than in the ordinary course of business.

1.3 Except as otherwise provided herein, as of the Effective Time, the Acquiring Fund will assume from the Acquired Fund all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, arising in the ordinary course of business, whether or not determinable as of the Effective Time and whether or not specifically referred to in this Agreement.

1.4 On the Closing Date, the Acquired Fund will liquidate and distribute to its common shareholders of record determined as of the Effective Time, Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph
     1.1 equal in number and value to Acquired Fund Shares then owned by a shareholder, in exchange for and cancellation of the shareholder's Acquired Fund Shares. Acquiring Fund Shares will be issued so that the Acquired Fund's shareholders will receive Acquiring Fund Shares of the class designated Class A. Such liquidation and distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund and crediting to each account the number of Acquiring Fund Shares equal to the number and value of Acquired Fund Shares owned of record by the shareholder at the Effective Time. As of the Effective Time, all outstanding shares of the Acquired Fund shall simultaneously be canceled on the Acquired Fund's share transfer books. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares.

1.5 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares surrendered in exchange therefor on the books of the Acquired Fund as of that time shall be paid by the person to whom such Acquiring Fund Shares are to be issued as a condition to the registration of such transfer.

1.6 Any reporting responsibility of the Acquired Fund with the Securities and Exchange Commission (the "Commission"), or any state securities commission is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date.

1.7 Promptly following the Effective Time, the Acquired Fund will terminate and Admiral Funds shall take any further reasonable actions necessary to effectuate the Reorganization.

1.8 The Admiral Funds agrees that any rights it has to the use of the name "The Golden Rainbow Fund A James Advised Mutual Fund" or any derivation thereof shall immediately terminate at Closing, except as shall be required by the Admiral Funds to effectuate the purpose of this Agreement. Notwithstanding the preceding sentence, the Admiral Funds may use such name after the Effective Time for routine filing purposes or where otherwise required by a third party unrelated to or unaffiliated with the Admiral Funds, and the Admiral Funds shall not be required to amend its Charter or By-Laws in respect of this paragraph 1.8.

2.   CLOSING AND CLOSING DATE

2.1 The Closing Date shall be on such date as the parties may agree in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time unless otherwise provided. The Closing shall be at such place as the parties may agree.

2.2 State Street Bank, as custodian for the Acquired Fund, shall deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that (a) the Acquired Fund's portfolio securities, cash and any other assets have been transferred in proper form to the Acquiring Fund's Custodian on the Closing Date and (b) all necessary taxes, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities.

2.3 The Acquired Fund shall deliver to the Acquiring Fund on or prior to the Liquidation Date a list of the names, addresses and taxpayer identification numbers of its shareholders and the number of outstanding Acquired Fund Shares owned by each such shareholder (the "Shareholder Lists"), all as of the Effective Time, certified by the Secretary or Assistant Secretary of the Acquired Fund. The Acquiring Fund shall issue and deliver to the Acquired Fund at the Closing a confirmation or other evidence satisfactory to the Acquired Fund that Acquiring Fund Shares have been or will be credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.   REPRESENTATIONS AND WARRANTIES

3.1  Admiral Funds represents and warrants as follows:

     3.1.1 Admiral Funds is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its properties and assets and, subject to approval of the shareholders of the Acquired Fund, to carry out the Agreement.

     3.1.2 Admiral Funds is an open-end diversified management investment company duly registered under the Investment Company Act, and such registration is in full force and effect. The Acquired Fund is a duly established and designated series of Admiral Funds.

     3.1.3 Admiral Funds is not, and the execution, delivery and performance of this Agreement will not result, in violation of any Maryland law or any provision of the Charter or By-Laws of Admiral Funds or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Admiral Funds is a party or by which Admiral Funds is bound.

     3.1.4 Admiral Funds has no material contracts or other commitments with respect to the Acquired Fund (except this Agreement) that will not be terminated on or prior to the Closing Date without any liability or penalty to the Acquired Fund or the Acquiring Fund.

     3.1.5 No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Admiral Funds' knowledge, threatened against the Acquired Fund or any of its properties or assets. Admiral Funds knows of no facts that might form the basis for the institution of such proceedings, and Admiral Funds is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business relating to the Acquired Fund or its ability to consummate the transactions herein contemplated.

     3.1.6 The audited Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Portfolio of Investments of the Acquired Fund at June 30, 1997 and for the period then ended and the unaudited Statements of Net Assets, Statements of Operations, Statements of Changes in Net Assets, Financial Highlights and Portfolios of Investments of the Acquired Fund at December 31, 1997 and for the periods then ended (copies of which have been furnished to the Acquiring Fund) have been prepared in accordance with generally accepted accounting principles consistently applied and present fairly, in all material respects, the financial condition of the Acquired Fund as of such date, and there are no known material liabilities of the Acquired Fund (contingent or otherwise) not disclosed therein.

     3.1.7 Since June 30, 1997, there has not been any materially adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as set forth in Schedule 3.1.7. For the purposes of this paragraph 3.1.7, a decline in net asset value or net asset value per share of the Acquired Fund as a result of changes in the value of investments held by the Acquired Fund or a distribution or payment of dividends shall not constitute a materially adverse change.

     3.1.8 All federal, state and other tax returns and reports of the Acquired Fund required by law to have been filed or furnished by the date hereof have been filed or furnished, and all federal, state and other taxes, interest and penalties shown as due on said returns and reports have been paid insofar as due, or provision has been made for the payment thereof, and, to the best of Admiral Funds' knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns or reports.

     3.1.9 The Acquired Fund has qualified as a regulated investment company under Subchapter M of the Internal Revenue Code (a "RIC") for each of its taxable years and intends to so qualify for the current taxable year.

     3.1.10 The authorized capital of the Acquired Fund consists of 100,000,000 common shares, par value $.001 per share, of which 21,250,000 are a sub-class designated as "The Golden Rainbow A James Advised Mutual Fund -- Class A" ("Class A Shares"). All issued and outstanding shares of the Acquired Fund are Class A Shares, and are duly and validly issued and outstanding, fully paid and non-assessable. All issued and outstanding shares of the Acquired Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the applicable Shareholder List submitted to the Acquiring Fund in accordance with the provisions of paragraph 2.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund, nor is there outstanding any security convertible into shares of the Acquired Fund.

     3.1.11 At the Closing Date, the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto.

     3.1.12 The execution, delivery and performance of this Agreement has been duly authorized by the Board of Directors of Admiral Funds (including the determinations required by Rule 17a-8(a) under the Investment Company Act of 1940 (the "Investment Company Act")) and by all necessary action, other than approval by the shareholders of the Acquired Fund, on the part of Admiral Funds, and, subject to shareholder approval, this Agreement constitutes a valid and binding obligation of Admiral Funds enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general available principles.

     3.1.13 The information furnished and to be furnished by Admiral Funds for use in applications for exemptive orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby is, and shall be, accurate and complete in all material respects and is in compliance, and shall comply, in all material respects with applicable federal securities and other laws and regulations.

     3.1.14 On the Closing Date, the Acquired Fund's Prospectus and Statement of Additional Information and, at the time of the Special Meeting of the Acquired Fund's shareholders, the proxy statement prepared in accordance with the terms of the Transfer Agreement dated April 30, 1998 by and between James Investment Research, Inc. and Nuveen Advisory Corp. (the "Proxy Statement") insofar as it refers to the Admiral Fund and the Acquired Fund (a) will comply in all material respects with the provisions and regulations of the Securities Exchange Act of 1934, (the "1934 Act") the Securities Act of 1933 (the "1933 Act") and the Investment Company Act and the rules and regulations thereunder and (b) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 3.1.14 shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use therein.

     3.1.15 No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Admiral Funds of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the Investment Company Act, and such as may be required under state laws and the filing and acceptance for record of articles of transfer under Maryland law.

     3.1.16 There are no broker's or finder's fees payable on behalf of the Acquired Fund in connection with the transactions provided for herein.

     3.1.17 The Acquiring Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

3.2  The James Trust represents and warrants as follows:

     3.2.1 The James Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Ohio and has the power to own all of its properties and assets and to carry out the Agreement.

     3.2.2 The James Trust is an open-end diversified management investment company that has filed a Form N-1A with the Commission.

     3.2.3 The James Trust is not, and the execution, delivery and performance of this Agreement will not result, in any violation of Ohio law or any provision of the Declaration of Trust or By-Laws of the James Trust or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the James Trust is a party or by which the James Trust is bound.

     3.2.4 No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the knowledge of the James Trust, threatened against the Acquiring Fund or any of its properties or assets. The James Trust knows of no facts that might form the basis for the institution of such proceedings, and the James Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business relating to the Acquiring Fund or its ability to consummate the transactions herein contemplated.

     3.2.5 The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest. Prior to the Closing Date, the Acquiring Fund has not issued any Acquiring Fund Shares (except those shares issued and redeemed pursuant to Section 7.6) and all Acquiring Fund Shares to be issued in exchange for the net assets of the Acquired Fund pursuant to this Agreement will be when so issued, duly and validly issued and outstanding, fully paid and non-assessable. Except as contemplated by this Agreement, the Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

     3.2.6 The execution, delivery and performance of this Agreement has been duly authorized by the Board of Trustees of the James Trust (including the determinations required by Rule 17a-8(a) under the Investment Company Act) and by all necessary action on the part of the James Trust, and this Agreement constitutes a valid and binding obligation of the James Trust enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles.

     3.2.7 The information furnished and to be furnished by the James Trust for use in applications for exemptive orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby is, and shall be, accurate and complete in all material respects and is in compliance, and shall comply, in all material respects with applicable federal securities and other laws and regulations.

     3.2.8 On the effective date of the Registration Statement referred to in paragraph 4.5, at the time of the meeting of the Acquired Fund shareholders and on the Closing Date, the Registration Statement and the Proxy Statement, insofar as it refers to the James Trust or the Acquiring Fund (a) will comply in all material respects with the 1934 Act, the 1933 Act and the Investment Company Act and the rules and regulations thereunder and (b) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 3.2.8 shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use therein.

     3.2.9 No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the James Trust of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the Investment Company Act, and such as may be required under state laws and the filing and acceptance for record of articles of transfer under Maryland law.

     3.2.10 There are no broker's or finder's fees payable on behalf of the Acquiring Fund in connection with the transactions provided for herein.

     3.2.11 The Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of the Acquired Fund transferred to the Acquiring Fund pursuant to the Reorganization (the "Assets"), except for dispositions made in the ordinary course of its business as a RIC and dispositions necessary to maintain its status as a RIC, and expects to retain substantially all of the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances reasonably suggest the desirability of change or it becomes necessary to make dispositions to maintain RIC status.

4.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

4.1 The James Trust and Admiral Funds each will operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that the ordinary course of business will include declaring and paying customary dividends and other distributions.

4.2 Admiral Funds will call a meeting of shareholders of the Acquired Fund to consider and act upon this Agreement and the transactions contemplated herein and to take all other action necessary to obtain approval of the transactions contemplated hereby.

4.3 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

4.4 Subject to the provisions of this Agreement, Admiral Funds and the James Trust each will take or cause to be taken all action, and will do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

4.5 Admiral Funds will prepare and file with the Commission the Proxy Statement, and the James Trust will prepare and file with the Commission an amendment to its registration statement on Form N-1A relating to the Acquiring Fund Shares to be issued hereunder (together with any amendments thereof and supplements thereto, the "Registration

     Statement"), in compliance in all material respects with the 1933 Act, the 1934 Act and the Investment Company Act and the rules and regulations thereunder.

4.6 Each of Admiral Funds and the James Trust will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other may deem necessary or desirable in order to (a) vest in and confirm to the Acquiring Fund title to and possession of all the assets of the Acquired Fund to be sold, assigned, transferred and delivered to the Acquiring Fund pursuant to this Agreement, (b) vest in and confirm to the Acquired Fund title to and possession of all the Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement, (c) assume all of the Acquired Fund's liabilities in accordance with this Agreement, and (d) otherwise to carry out the intent and purpose of this Agreement.

4.7 The James Trust will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the Investment Company Act and such of the state Blue Sky or other laws as it may deem appropriate in order to continue its operations after the Closing Date.

4.8 For a period of three years from the Closing Date, the James Trust covenants that at least 75% of the members of its board of trustees shall not be interested persons of James Investment Research, Inc. or Nuveen Advisory Corp. For a period of two years beginning immediately after the Closing, the Acquiring Fund will not enter into, participate in, or allow to continue any arrangement that would constitute an "unfair burden" within the meaning of Section 15(f) of the Investment Company Act.

4.9 The Acquiring Fund intends to qualify as a RIC for the current taxable year.

5.   CONDITIONS PRECEDENT TO OBLIGATIONS OF ADMIRAL FUNDS

The obligations of Admiral Funds to consummate the transactions provided for herein shall, at its election, be subject to the performance by the James Trust of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions.

5.1 All representations and warranties of the James Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

5.2 The James Trust shall have delivered to Admiral Funds a certificate executed in its name by the President or a Vice President of the James Trust, in form and substance satisfactory to Admiral Funds and dated as of the Closing Date, to the effect that the representations and warranties of the James Trust in this Agreement are true and correct at and as of the Closing Date except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Admiral Funds shall reasonably request.

5.3 The Acquired Fund shall have received an opinion from Brown, Cummins & Brown Co., L.P.A., counsel to the James Trust, dated as of the Closing Date, and relying upon such opinions of other counsel and certificates of public authorities and officers of the James Trust as Brown, Cummins & Brown Co., L.P.A. deems appropriate, to the effect that:

     5.3.1 The James Trust has been duly organized and is validly existing as a business trust in good standing under the laws of the State of Ohio with requisite power and authority to own its properties and, to the knowledge of such counsel, to carry on its business as presently conducted;

     5.3.2 This Agreement has been duly authorized, executed and delivered by the James Trust and, assuming due authorization, execution and delivery of the Agreement by Admiral Funds, constitutes a valid and binding obligation of the James Trust enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles;

     5.3.3 The Acquiring Fund Shares to be distributed to shareholders of the Acquired Fund in an amount equal in number and value to the shares then owned by an Acquired Fund shareholder will, when issued, as contemplated by this Agreement, be validly issued and outstanding and fully paid and non-assessable (except to the extent set forth in the Proxy Statement) and free of preemptive rights;

     5.3.4 Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby violate (i) the James Trust's Declaration of Trust or By-Laws or (ii) any federal securities law of the United States or the laws of the State of Ohio applicable to the James Trust; provided, however, that such counsel may state that it expresses no opinion with respect to federal or state securities anti-fraud laws or fraudulent transfer laws; and provided further that, insofar as performance by the James Trust of its obligations under this Agreement is concerned, such counsel may state that it expresses no opinion as to bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability relating to or affecting creditors' rights;

     5.3.5 To the knowledge of counsel (without any independent inquiry or investigation) all regulatory consents, authorizations, approvals and filings required to be obtained or made by the James Trust under the federal laws of the United States, the laws of the State of Ohio and for the consummation of the transactions contemplated by this Agreement have been obtained or made;

     5.3.6 The James Trust has been registered with the Commission as an investment company and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration; and

     5.3.7 To the knowledge of such counsel, (a) no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the James Trust or any of its properties or assets, and (b) the James Trust is not a party to or subject to the provision of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE JAMES TRUST

The obligations of the James Trust to consummate the transactions provided for herein with respect to Admiral Funds shall, at its election, be subject to the performance by Admiral Funds of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

6.1 All representations and warranties of Admiral Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2 Admiral Funds shall have delivered to the James Trust a certificate executed in its name by the President or a Vice President of Admiral Funds, in form and substance satisfactory to the James Trust and dated as of the Closing Date, to the effect that the representations and warranties of Admiral Funds in this Agreement are true and correct at and as of the Closing Date except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the James Trust shall reasonably request.

6.3 Admiral Funds shall have delivered to the James Trust on the Closing Date a Statement of Net assets, which Statement shall be prepared in accordance with generally accepted accounting principles consistently applied, together with a list of its portfolio securities showing the adjusted tax bases and holding periods of such securities as of the Closing Date, certified by the Treasurer of Admiral Funds.

6.4 The James Trust shall have received an opinion from Bell, Boyd & Lloyd, special counsel to Admiral Funds relating to paragraphs 6.4.1 through 6.4.3 and 6.4.6, and from Gifford Zimmerman, Esq., Vice President and Assistant Secretary of Nuveen Advisory Corp. relating to paragraphs 6.4.4 and 6.4.5, each opinion dated as of the Closing Date and relying upon such opinions of local counsel and certificates of public authorities and officers of Admiral Funds as each deem appropriate, to the effect that:

     6.4.1 Admiral Funds has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland with requisite corporate power to own its properties and, to the knowledge of such counsel, to carry on its business as presently conducted;

     6.4.2 This Agreement has been duly authorized, executed and delivered by Admiral Funds and, assuming due authorization, execution and delivery of the Agreement by James Trust, constitutes a valid and binding obligation of the Admiral Funds, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles;

     6.4.3 Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby violate (i) Admiral Funds' Charter or By-Laws or (ii) any federal securities law of the United States, the laws of the State of Illinois or the laws of the State of Maryland applicable to Admiral Funds; provided, however, that such counsel may state that it expresses no opinion with respect to federal or state securities anti-fraud laws or fraudulent transfer laws; and provided further that, insofar as performance by Admiral Funds of its obligations under this Agreement is concerned, such counsel may state that it expresses no opinion as to bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability relating to or affecting creditors' rights;

     6.4.4 To the knowledge of counsel (without any independent inquiry or investigation) all regulatory consents, authorizations, approvals and filings required to be obtained or made by Admiral Funds under the federal laws of the United States, and the laws of the State of Maryland for the consummation of the transactions contemplated by this Agreement have been obtained or made;

     6.4.5 Admiral Funds has been registered with the Commission as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration; and

     6.4.6 To the knowledge of such counsel, (a) no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to Admiral Funds or any of its properties or assets, and (b) Admiral Funds is not a party to or subject to the provision of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE JAMES TRUST AND ADMIRAL FUNDS

The obligations of the James Trust and Admiral Funds hereunder are subject to the further conditions that on or before the Closing Date:

7.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite votes of (a) the Board of Trustees of the James Trust and the Board of Directors of Admiral Funds, including the determinations required by Rule 17a-8(a) under the Investment Company Act and (b) the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of Admiral Funds' Charter and By-Laws, and each of James Trust and Admiral Funds shall have delivered certified copies of the resolutions evidencing such approvals to the other.

7.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

7.3 All consents of other parties and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky or securities authorities, including "no-action" positions of such federal or state authorities) deemed necessary by the James Trust or Admiral Funds to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a materially adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund; provided that either party hereto may waive any part of this condition as to itself.

7.4 The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness thereof shall have been issued, and, to the best knowledge of the James Trust, no investigation or proceeding under the 1933 Act for that purpose shall have been instituted or be pending, threatened or contemplated.

7.5 The James Trust and Admiral Funds shall have received an opinion of Bell, Boyd & Lloyd reasonably satisfactory to the James Trust and Admiral Funds and based upon such reasonably requested representations and warranties as requested by counsel, substantially to the effect that, for federal income tax purposes:

     7.5.1 The acquisition by the Acquiring Fund of all the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, if any, followed by the distribution by the Acquired Fund of the Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their Acquired Fund shares in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code, and the Acquiring Fund and the Acquired Fund each will be "a party to a reorganization" within the meaning of
            Section 368(b) of the Internal Revenue Code;

     7.5.2 The Acquired Fund's shareholders will recognize no gain or loss upon the exchange of all of their Acquired Fund shares for Acquiring Fund Shares in complete liquidation of the Acquired Fund;

     7.5.3 No gain or loss will be recognized by the Acquired Fund upon the transfer of all its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, if any, and with respect to the subsequent distribution of those Acquiring Fund Shares to the Acquired Fund shareholders in complete liquidation of the Acquired Fund;

     7.5.4 No gain or loss will be recognized by the Acquiring Fund upon the acquisition of all the Acquired Fund's assets in exchange solely for Acquiring Fund Shares and the assumption of the Acquired Fund's liabilities, if any;

     7.5.5 The basis of the assets acquired by the Acquiring Fund will be, in each instance, the same as the basis of those assets when held by the Acquired Fund immediately before the transfer, and the holding period of such assets acquired by the Acquiring Fund will include the holding period thereof when held by the Acquired Fund;

     7.5.6 The basis of the Acquiring Fund Shares to be received by the Acquired Fund's shareholders upon liquidation of the Acquired Fund will be, in each instance, the same as the basis of the Acquired Fund shares surrendered in exchange;

     7.5.7 The holding period of the Acquiring Fund Shares to be received by the Acquired Fund's shareholders will include the period during which the Acquired Fund shares to be surrendered in exchange therefor were held; provided such Acquired Fund shares were held as capital assets by those shareholders on the date of the exchange;

     7.5.8 For purposes of Section 381 of the Code, the Acquiring Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of the Acquired Fund's taxable year. The Acquired Fund's tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund as if there had been no Reorganization, and the part of the Acquired Fund's taxable year before the Reorganization will be included in the Acquiring Fund's taxable year after the Reorganization.

7.6 Prior to the Closing (i) the Board of Trustees of the James Trust shall have authorized the issuance of, and the Acquiring Fund shall have issued, one Acquiring Fund Share to James Investment Research, Inc. in consideration of the payment of $1.00 for the purpose of enabling James Investment Research, Inc. to vote on the matters referred to in paragraph
     7.7 and (ii) after such vote, James Investment Research, Inc. shall redeem the shares so issued.

7.7 The James Trust (on behalf of and with respect to the Acquiring Fund) shall have entered into a Management Agreement with James Investment Research, Inc., a Distribution Agreement and a Plan of Distribution with CW Fund Distributors, Inc., a Transfer Agency Agreement and an Administration Agreement with Countrywide Fund Services, Inc. and a Custody Agreement with Star Bank, N.A. Each such agreement shall have been approved by James Trust's Board of Trustees and, to the extent required by law, by such of those trustees who are not "interested persons" thereof (as defined in the Investment Company Act) and by James Investment Research, Inc. as the sole shareholder of the Acquiring Fund.

8.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

8.1 This Agreement constitutes the entire agreement between the James Trust and Admiral Funds.

8.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall terminate at Closing.

9.   TERMINATION

This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the shareholders of the Acquired Fund:

9.1  By mutual agreement of the James Trust and Admiral Funds; or

9.2 Upon written notice to the other party, by either the James Trust or Admiral Funds, if a condition to the obligations of the party exercising its right to terminate shall not have been met and it reasonably appears that it will not or cannot be met.

In the event of any such termination, there shall be no liability for damages on the part of either the James Trust or Admiral Funds or any Director, Trustee or officer of either the James Trust or Admiral Funds.

10.  AMENDMENT

This Agreement may be amended, modified or supplemented only in writing by the parties; provided, however, that following the shareholder's meeting called by Admiral Funds pursuant to paragraph 4.2, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be distributed to the Acquired Fund's shareholders under this Agreement without their further approval and the further approval of the Boards of Directors or Trustees of the James Trust and Admiral Funds (including the determinations required by Rule 17a-8(a) under the Investment Company Act), and provided further that nothing contained in this paragraph 10 shall be construed as requiring additional approval to amend this Agreement to change the Closing Date or the Effective Time.

11.  NOTICES

Any notice, report, demand or other communication required or permitted by any provision of this Agreement shall be in writing and shall be given by hand delivery, prepaid certified mail or overnight delivery service addressed to:

     James Trust, c/o Frank James, Ph.D., James Investment Research, Inc., P.O. Box 8, Alpha, Ohio 45301.

     Admiral Funds, c/o John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606, Attention: Alan G. Berkshire.

12.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

12.1 The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

12.2 This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

12.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

12.4 This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

12.5 All persons dealing with the Acquiring Fund must look solely to the property of the Acquiring Fund for the enforcement of any claims against the Acquiring Fund as neither the Trustees, officers, agents or shareholders of the Acquiring Fund assume any personal liability for obligations entered into on behalf of the Acquiring Fund.

13.  BROKERAGE FEES AND EXPENSES

13.1 The James Trust on behalf of the Acquiring Fund and Admiral Funds on behalf of the Acquired Fund each represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

13.2 In connection with the Reorganization, the Acquiring Fund will not bear any of the expenses of the Acquired Fund or its shareholders, nor will the Acquired Fund bear any of the expenses of the Acquiring Fund or its shareholders, other than expenses directly and solely related to the Reorganization.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by the President or Vice President of each party.

              FLAGSHIP ADMIRAL                            THE JAMES
                 FUNDS INC.                            ADVANTAGE FUNDS

  By: /s/ GIFFORD ZIMMERMAN                     By: /s/ BARRY R. JAMES
     -------------------------------               -------------------------
  Its: Vice President and Secretary             Its:     President

      PLEASE FOLD AND DETACH AT PERFORATION. RETURN THE PROXY BALLOT ONLY

PROXY                                                                      PROXY

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE SPECIAL MEETING OF SHAREHOLDERS
               OF THE GOLDEN RAINBOW A JAMES ADVISED MUTUAL FUND
                          TO BE HELD ON JUNE 11, 1998

The undersigned hereby appoints Timothy R. Schwertfeger, Anthony T. Dean, Alan
G. Berkshire and Gifford R. Zimmerman and each of them, with full powers of substitution, Proxies for the undersigned to represent and vote the common stock of the undersigned at the Special Meeting of Shareholders of The Golden Rainbow A James Advised Mutual Fund, a series of Flagship Admiral Funds Inc. to be held on June 11, 1998, or any adjournment or adjournments thereof as indicated on the reverse side.

          PLEASE BE SURE TO SIGN YOUR PROXY BALLOT ON THE REVERSE SIDE

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                   FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                 THE GOLDEN RAINBOW A JAMES ADVISED MUTUAL FUND
                          TO BE HELD ON JUNE 11, 1998

At the upcoming Special Meeting, shareholders will be asked to approve a reorganization of The Golden Rainbow A James Advised Mutual Fund into a newly organized fund and other matters in connection with the reorganization. Please refer to the accompanying Proxy Statement and cast your vote on the Proxy Ballot.

Whether or not you plan to join us at the meeting, please sign, date and vote the Proxy Ballot and return it to our proxy tabulator in the enclosed postage-paid envelope. Please specify your choice by marking the appropriate box on the Proxy Ballot. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors' recommendations.

NOTE: Your Proxy is not valid unless it is signed. Please sign exactly as your name(s) appears on the Proxy Ballot. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, either holder should sign.

PROPOSAL:

1. To approve an Agreement and Plan of Reorganization and Liquidation by and between The James Advantage Funds (the "James Trust"), an Ohio Business Trust, on behalf of its series to be named "The Golden Rainbow Fund" (the "New Fund"), and the Flagship Admiral Funds Inc., on behalf of The Golden Rainbow A James Advised Mutual Fund.

2.   To ratify certain of the New Fund's investment restrictions.

3. To ratify the selection of four trustees to the Board of Trustees of the James Trust.

4. In their discretion, the Proxies indicated on the reverse side of the Proxy Ballot are authorized to vote upon such other matters as may properly come before the Special Meeting.

      Please fold and detach at perforation. Return the Proxy Ballot only.

                 THE GOLDEN RAINBOW A JAMES ADVISED MUTUAL FUND

                                  PROXY BALLOT

                                                                                    PROXY BALLOT
                                                                      FOR  AGAINST    ABSTAIN
1.      Approval of Agreement and Plan of Reorganization and          [ ]    [ ]        [ ]
        Liquidation.

2.      Ratification of certain of the New Fund's investment          [ ]    [ ]        [ ]
        restrictions.

3.      Ratification of trustees. (See Nominees above)                [ ]    [ ]        [ ]

Instructions: to withhold authority to vote for one or more nominees, write the nominee's name(s) on the line below.

------------------------------------------------------------------------------------------------

4.      In their discretion, the Proxies are authorized to vote on    [ ]    [ ]        [ ]
        such other business as may come before the Meeting.

Date:           1998

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Signature(s)